Supplement to the
Fidelity® Series 1000 Value Index Fund
March 31, 2018
Prospectus

Effective May 31, 2018, Fidelity® Series 1000 Value Index Fund has been renamed Fidelity® Series Large Cap Value Index Fund. As a result, all references to Fidelity® Series 1000 Value Index Fund in the prospectus are replaced with Fidelity® Series Large Cap Value Index Fund.

Effective May 31, 2018, the following information replaces similar information found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  Normally investing at least 80% of assets in securities of companies with large market capitalizations included in the Russell 1000® Value Index, which is a market capitalization-weighted index designed to measure the performance of the large-cap value segment of the U.S. equity market.

Effective May 31, 2018, the following information replaces similar information found in the “Fund Basics” section under the “Principal Investment Strategies” heading.

Geode normally invests at least 80% of the fund’s assets in securities of companies with large market capitalizations included in the Russell 1000® Value Index. The Russell 1000® Value Index is a market capitalization-weighted index designed to measure the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth rates. The stocks of these companies are often called “value” stocks.

Effective May 31, 2018, the following information replaces similar information found in the “Fund Basics” section under the “Shareholder Notice” heading.

Fidelity® Series 1000 Value Index Fund normally invests at least 80% of its assets in securities of companies with large market capitalizations included in the Russell 1000® Value Index.

XS6-18-01 1.9857684.105	May 31, 2018